                                                                EXHIBIT 10(nn)IV


                  PORTLAND LOFTS ASSOCIATES LIMITED PARTNERSHIP

                               FIRST AMENDMENT TO
              AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP


         The undersigned, being the sole remaining General Partner of PORTLAND LOFTS ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership ("Portland"), hereby further amends the Amended and Restated Agreement of Limited Partnership, dated as of August 23, 1999 (the "Partnership Agreement") as follows:

         a. That the withdrawal of EAST BANK ANGEL JOINT VENTURE, an Oregon General Partnership, as a General Partner of Portland, be and hereby is approved, ratified and confirmed.

         b. That the withdrawal of EAST BANK ANGEL JOINT VENTURE, an Oregon general partnership, as a Limited Partner of Portland be and hereby is approved, ratified and confirmed.

         c. That the admission of PORTLAND LOFT APARTMENTS, LLC, as a Substitute Limited Partner of Portland in place of and to the extent of the Limited Partner Interest of East Bank Angel Joint Venture, be and hereby is approved, ratified and confirmed.

         d. That Sections 2.10(a) and (b) of the Partnership Agreement are amended by replacing "East Bank Angel Joint Venture,
              205 S.E. Grand, #104, Portland, Oregon, 97214" with "Portland Lofts Apartments, LLC, c/o Boston Bay Capital, Inc., 45 Broad Street, Boston, Massachusetts, 20109."

         e. In all other respects, the Partnership Agreement is hereby ratified and confirmed and shall remain in full force and effect.



                                [Page Ends Here]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the 31st day of December, 2001.


                                    HISTORIC PRESERVATION PROPERTIES 1989
                                    LIMITED PARTNERSHIP, as General Partner

                                    By:  Boston Historic Partners Limited
                                         Partnership, its General Partner

                                         By: Portfolio Advisory Services,
                                             Inc., its General Partner


                                              By: /s/Terrence P. Sullivan
                                                  ------------------------
                                                  Terrence P. Sullivan,
                                                  President

                                         and


                                              By: /s/ Terrence P. Sullivan
                                                  -------------------------
                                                  Terrence P. Sullivan,
                                                  its General Partner

                                    WITHDRAWING GENERAL PARTNER:

                                    EAST BANK ANGEL JOINT VENTURE



                                    By: /s/ Joseph W. Angel
                                        ------------------------------------
                                        Joseph W. Angel, Partner

                                    and

                                    PACIFIC STAR CORPORATION, Partner



                                    By: /s/ Joseph W. Angel
                                        -----------------------------------
                                        Joseph W. Angel,
                                        Authorized Officer

                                      WITHDRAWING LIMITED PARTNER:

                                      EAST BANK ANGEL JOINT VENTURE


                                      By: /s/ Joseph W. Angel
                                          -----------------------------------
                                          Joseph W. Angel, Partner

                                      and

                                      PACIFIC STAR CORPORATION, Partner


                                      By: /s/ Joseph W. Angel
                                          -----------------------------------
                                          Joseph W. Angel, Authorized Officer


                                      SUBSTITUTE LIMITED PARTNER:

                                      PORTLAND LOFTS APARTMENTS, LLC, a
                                      Delaware limited liability company

                                      By:  HISTORIC PRESERVATION PROPERTIES
                                           1989 LIMITED PARTNERSHIP, Member

                                           By: Boston Historic Partners
                                               Limited Partnership,
                                               General Partner

                                                  By: Portfolio Advisory
                                                      Services, Inc.


                                                  By: /s/ Terrence P. Sullivan
                                                      ------------------------
                                                      Terrence P. Sullivan,
                                                      President

                                           and


                                           By: /s/ Terrence P. Sullivan
                                               ------------------------------
                                               Terrence P. Sullivan,
                                               General Partner



                                     - 3 -